Mizati Luxury Alloy Wheels, Inc.
4010 W. Valley Blvd.
Walnut, CA 91789

January 18, 2008

From: Mizati Luxury Alloy Wheels, Inc.
To: Hazel Chu, Chief Executive Officer

SUBJ: PROMISORY NOTE

1. This letter is to serve a legally binding contract between Mizati Luxury Alloy Wheels, Inc (the Promisor) and Hazel Chu (the Promisee).

2. The Promisor hereby agrees to reply in full the Promisee the sum amount of $60,000 USD with 0% interest within a period of 10 (ten) years as of today's date.

3. Executed this 18th day of January, 2008.

HAZEL CHU
President & Chief Executive Officer
Mizati Luxury Alloy Wheels, Inc.

PROMISSORY NOTE AMENDMENT

BETWEEN

MIZATI LUXURY ALLOY WHEELS, INC.
(PROMISOR)

AND

HAZEL CHU
(PROMISEE)

On January 13, 2006, Mizati Luxury Alloy Wheels, Inc. (herein referred to as "Promisor") entered into a promissory note agreement for $300,000 USD with Hazel Chu (herein referred to as "Promisee").

This amendment of the promissory note originally dated January 13, 2006 will effectively change the interest rate of the note from ten (10) percent to seven and a half (7.5) percent.

Upon execution of this amendment by both parties, this amendment will supersede any previously executed versions of the promissory note and/or previous amendments. Upon execution, this addendum becomes a legally binding part of the contract.

All other terms and agreements within the promissory note shall remain the same and cannot be altered without prior written consent from both parties.

Executed this 2nd day of January, 2008.

Hazel Chu
Mizati Luxury Alloy Wheels, Inc.
Promisor

Hazel Chu
Promisee

PROMISSORY NOTE AMENDMENT

BETWEEN

MIZATI LUXURY ALLOY WHEELS, INC.
(PROMISOR)

AND

HAZEL CHU
(PROMISEE)

On January 18, 2006, Mizati Luxury Alloy Wheels, Inc. (herein referred to as "Promisor") entered into a promissory note agreement for $123,300 USD with Hazel Chu (herein referred to as "Promisee").

This amendment of the promissory note originally dated January 18, 2006 will effectively change the interest rate of the note from ten (10) percent to zero (0) percent.

Upon execution of this amendment by both parties, this amendment will supersede any previously executed versions of the promissory note and/or previous amendments. Upon execution, this addendum becomes a legally binding part of the contract.

All other terms and agreements within the promissory note shall remain the same and cannot be altered without prior written consent from both parties.

Executed this 2nd day of January, 2008.

Hazel Chu
Mizati Luxury Alloy Wheels, Inc.
Promisor

Hazel Chu
Promisee

Mizati Luxury Alloy Wheels, Inc.
16122 Orange Avenue
Paramount, CA 90723

January 13, 2006

From: Mizati Luxury Alloy Wheels, Inc.
To: Hazel Chu, Chief Executive Officer

SUBJ: PROMISORY NOTE

1. This letter is to serve a legally binding contract between Mizati Luxury Alloy Wheels, Inc (the Promisor) and Hazel Chu (the Promisee).

2. The Promisor hereby agrees to reply in full the Promisee the sum amount of $300,000 USD with 10% interest within a period of 10 (ten) years as of today's date. Promisee agrees to return the interest to the Company as part of the working capital with no compensation in return.

3. Executed this 13th day of January, 2006.

HAZEL CHU
President & Chief Executive Officer
Mizati Luxury Alloy Wheels, Inc.

Mizati Luxury Alloy Wheels, Inc.
16122 Orange Avenue
Paramount, CA 90723

January 18, 2006

From: Mizati Luxury Alloy Wheels, Inc.
To: Hazel Chu, Chief Executive Officer

SUBJ: PROMISORY NOTE

1. This letter is to serve a legally binding contract between Mizati Luxury Alloy Wheels, Inc (the Promisor) and Hazel Chu (the Promisee).

2. The Promisor hereby agrees to reply in full the Promisee the sum amount of $123,300 USD with 10% interest within a period of 10 (ten) years as of today's date. Promisee agrees to return the interest to the Company as part of the working capital with no compensation in return.

3. Executed this 18th day of January, 2006.

HAZEL CHU
President & Chief Executive Officer
Mizati Luxury Alloy Wheels, Inc.